================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): October 17, 2000


                     FINANCIAL ASSET SECURITIES CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2000, PROVIDING FOR THE ISSUANCE OF
                   ASSET-BACKED CERTIFICATES, SERIES 2000-FF1)


                     Financial Asset Securities Corporation
                     --------------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware                  333-84929                  06-1442101
           --------                  ---------                  ----------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)            Identification No.)

       600 Steamboat Road
     Greenwich, Connecticut                                       92618
     -----------------------                                    ----------
      (Address of Principal                                     (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
                                                       -------------

================================================================================

Item 5.  Other Events
         ------------

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Financial Asset Securities Corporation (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424, a Prospectus Supplement to its Prospectus, dated October 13, 2000, in connection with the Registrant's issuance of a series of certificates, entitled First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Series 2000-FF1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2000, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank Minnesota, N.A. as trustee. The Certificates designated as the Series 2000-FF1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                                 Description
         -----------                                 -----------

             99.1 Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of First Franklin Mortgage Loan Trust Asset-Backed Certificates, Series 2000-FF1

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 17, 2000

                                        FINANCIAL ASSET SECURITIES
                                        CORPORATION


                                        By:      /s/ Frank Skibo
                                                 -------------------------------
                                        Name:    Frank Skibo
                                        Title:   Vice President

                                Index to Exhibits
                                -----------------



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           99.1             Computational Materials (as defined in Item 5)                            P
                            that have been provided by Banc of America
                            Securities LLC to certain prospective purchasers
                            of Option One Mortgage Loan Trust Asset-
                            Backed Certificates, Series 2000-3